SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) .......................February 22, 2001

NORD RESOURCES CORPORATION

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(Exact name of registrant as specified in its charter)

Delaware	0-6202-2	84-0212139
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

201 Third Street NW, Suite 1750
Albuquerque, New Mexico 87102
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(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (505) 766-9955

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(Former name or former address, if changed since last report.)

Item 3. Bankruptcy or Receivership

On February 22, 2001, the Registrant filed a petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code 11U.S.C. section 101, et seq. The petition was filed in the United States Bankruptcy Court for the District of New Mexico, in Albuquerque, New Mexico as case number 11-01-11160MA. Registrant has retained possession of its assets, as Debtor-in- Possession, and is continuing to operate its business.

The Registrant is a mining and development company which owns, and plans to develop, the Johnson Camp copper mine in Arizona. The Registrant trades on the OTC Bulletin Board, symbol NRDS.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORD RESOURCES CORPORATION

Date: February 27, 2001	By:/s/John F. Champagne
John F. Champagne
President and Chief Executive Officer

Nord Resources Corporation
(Registrant)